Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenues	$ 7,374	$ 22,454
Cost of revenues	(3,031)	(3,363)
Gross profit	4,343	19,091
Operating expenses
General and administrative expenses	81,928	198,313
Total operating expenses	81,928	198,313
Operating Loss	(77,585)	(179,222)
Other income (expense)
Other income	0	3,204
Interest income	0	20
Interest expense	0	(2)
Foreign currency exchange (loss) gain	(3,556)	0
Total other income (expense)	(3,556)	3,222
Net loss	(81,141)	(176,000)
Other comprehensive income (loss):
Cumulative foreign currency translation adjustment	4,766	(660)
Comprehensive loss	$ (76,375)	$ (176,660)
Weighted average number of shares outstanding - basic and diluted	58,443,846	47,900,000
Loss per share - basic and diluted	$ 0.00	$ 0.00